Exhibit 99.(e)(1)(b)

SCHEDULE A

(as of September 15, 2022)

Portfolio	Initial Board Approval Date	Initial Effective Date	Exchange and Ticker	Termination Date
Invesco 1-30 Laddered Treasury ETF	10/02/07	10/11/07	The Nasdaq Stock Market (PLW)	04/30/23
Invesco Alerian Galaxy Blockchain Users and Decentralized Commerce ETF	09/14/21	10/07/21	Cboe BZX Exchange, Inc. (BLKC)	04/20/23
Invesco Alerian Galaxy Crypto Economy ETF	09/14/21	10/07/21	Cboe BZX Exchange, Inc. (SATO)	04/20/23
Invesco California AMT-Free Municipal Bond ETF	10/02/07	10/11/07	NYSE Arca, Inc. (PWZ)	04/30/23
Invesco CEF Income Composite ETF	12/17/10	2/19/10	NYSE Arca, Inc. (PCEF)	04/30/23
Invesco China Technology ETF	12/19/17	05/18/18	NYSE Arca, Inc. (CQQQ)	04/30/23
Invesco DWA Developed Markets Momentum ETF	10/02/07	12/27/07	The Nasdaq Stock Market (PIZ)	04/30/23
Invesco DWA Emerging Markets Momentum ETF	10/02/07	12/27/07	The Nasdaq Stock Market (PIE)	04/30/23
Invesco DWA SmallCap Momentum ETF	06/26/12	07/19/12	The Nasdaq Stock Market (DWAS)	04/30/23
Invesco Emerging Markets Sovereign Debt ETF	10/02/07	10/11/07	NYSE Arca, Inc. (PCY)	04/30/23
Invesco ESG NASDAQ 100 ETF	06/24/21	10/27/21	The Nasdaq Stock Market (QQMG)	04/20/23
Invesco ESG NASDAQ Next Gen 100 ETF	06/24/21	10/27/21	The Nasdaq Stock Market (QQJG)	04/20/23
Invesco ESG S&P 500 Equal Weight ETF	09/14/21	11/17/21	NYSE Arca, Inc. (RSPE)	04/20/23
Invesco FTSE RAFI Developed Markets ex-U.S. ETF	04/20/07	06/25/07	NYSE Arca, Inc. (PXF)	04/30/23
Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	04/20/07	09/27/07	NYSE Arca, Inc. (PDN)	04/30/23
Invesco FTSE RAFI Emerging Markets ETF	04/20/07	09/27/07	NYSE Arca, Inc. (PXH)	04/30/23
Invesco FTSE International Low Beta Equal Weight ETF	09/24/15	11/05/15	The Nasdaq Stock Market (IDLB)	04/30/23

2022.09.15-ETF Trust II - AR Master Distribution Agr-Schedule

Portfolio	Initial Board Approval Date	Initial Effective Date	Exchange and Ticker	Termination Date
Invesco Fundamental High Yield® Corporate Bond ETF	10/02/07	11/13/07	NYSE Arca, Inc. (PHB)	04/30/23
Invesco Fundamental Investment Grade Corporate Bond ETF	06/21/11	09/15/11	NYSE Arca, Inc. (PFIG)	04/30/23
Invesco Global Clean Energy ETF	04/20/07	06/13/07	NYSE Arca, Inc. (PBD)	04/30/23
Invesco Global Short Term High Yield Bond ETF	04/18/13	06/20/13	NYSE Arca, Inc. (PGHY)	04/30/23
Invesco Global Water ETF	04/20/07	06/13/07	The Nasdaq Stock Market (PIO)	04/30/23
Invesco International BuyBack AchieversTM ETF	12/17/13	02/27/14	The Nasdaq Stock Market (IPKW)	04/30/23
Invesco International Corporate Bond ETF	04/15/10	06/03/10	NYSE Arca, Inc. (PICB)	04/30/23
Invesco KBW Bank ETF	09/20/11	11/01/11	The Nasdaq Stock Market (KBWB)	04/30/23
Invesco KBW High Dividend Yield Financial ETF	09/23/10	11/17/10	The Nasdaq Stock Market (KBWD)	04/30/23
Invesco KBW Premium Yield Equity REIT ETF	09/23/10	11/17/10	The Nasdaq Stock Market (KBWY)	04/30/23
Invesco KBW Property & Casualty Insurance ETF	09/23/10	11/17/10	The Nasdaq Stock Market (KBWP)	04/30/23
Invesco KBW Regional Banking ETF	09/20/11	11/01/11	The Nasdaq Stock Market (KBWR)	04/30/23
Invesco MSCI Global Timber ETF	12/19/17	04/06/18	NYSE Arca, Inc. (CUT)	04/30/23
Invesco MSCI Green Building ETF	03/12/21	04/22/21	NYSE Arca, Inc. (GBLD)	04/30/23
Invesco NASDAQ 100 ETF	09/17/20	10/14/20	NYSE Arca, Inc. (QQQM)	04/30/23
Invesco Nasdaq Biotechnology ETF	05/19/21	6/11/21	The Nasdaq Stock Market (IBBQ)	04/20/23
Invesco NASDAQ Metaverse ETF	06/21/22	[ ]	The Nasdaq Stock Market (QVRS)	04/30/24
Invesco NASDAQ Next Gen 100 ETF	09/17/20	10/14/20	NYSE Arca, Inc. (QQQJ)	04/30/23
Invesco NASDAQ Future Gen 200 ETF	06/21/22	[ ]	The Nasdaq Stock Market (QQQS)	04/30/24
Invesco National AMT-Free Municipal Bond ETF	10/02/07	10/11/07	NYSE Arca, Inc. (PZA)	04/30/23
Invesco New York AMT-Free Municipal Bond ETF	10/02/07	10/11/07	NYSE Arca, Inc. (PZT)	04/30/23
Invesco PHLX Semiconductor ETF	05/19/21	6/11/21	The Nasdaq Stock Market (SOXQ)	04/20/23

2022.09.15-ETF Trust II - AR Master Distribution Agr-Schedule

Portfolio	Initial Board Approval Date	Initial Effective Date	Exchange and Ticker	Termination Date
Invesco Preferred ETF	10/02/07	01/28/08	NYSE Arca, Inc. (PGX)	04/30/23
Invesco PureBeta MSCI USA ETF	06/27/17	09/22/17	Cboe BZX Exchange, Inc. (PBUS)	04/30/23
Invesco PureBeta MSCI USA Small Cap ETF	06/27/17	09/22/17	Cboe BZX Exchange, Inc. (PBSM)	04/30/23
Invesco PureBeta FTSE Developed ex-North America ETF	06/27/17	09/22/17	Cboe BZX Exchange, Inc. (PBDM)	04/30/23
Invesco PureBeta FTSE Emerging Markets ETF	06/27/17	09/22/17	Cboe BZX Exchange, Inc. (PBEE)	04/30/23
Invesco PureBeta US Aggregate Bond ETF	06/27/17	09/29/17	Cboe BZX Exchange, Inc. (PBND)	04/30/23
Invesco PureBeta 0-5 Yr US TIPS ETF	06/27/17	09/22/17	Cboe BZX Exchange, Inc. (PBTP)	04/30/23
Invesco Russell 1000 Enhanced Equal Weight ETF	06/27/17	07/13/17	Cboe BZX Exchange, Inc. (USEQ)	04/30/23
Invesco Russell 1000 Equal Weight ETF	12/18/14	12/19/14	NYSE Arca, Inc. (EQAL)	04/30/23
Invesco Russell 1000 Low Beta Equal Weight ETF	09/24/15	11/05/15	The Nasdaq Stock Market (USLB)	04/30/23
Invesco S&P 500 ex-Rate Sensitive Low Volatility ETF	03/12/15	04/09/15	NYSE Arca, Inc. (XRLV)	04/30/23
Invesco S&P 500® High Beta ETF	12/16/10	05/05/11	NYSE Arca, Inc. (SPHB)	04/30/23
Invesco S&P 500 High Dividend Low Volatility ETF	09/13/12	10/17/12	NYSE Arca, Inc. (SPHD)	04/30/23
Invesco S&P 500® Low Volatility ETF	12/16/10	05/05/11	NYSE Arca, Inc. (SPLV)	04/30/23
Invesco S&P 500 Minimum Variance ETF	06/27/17	07/13/17	Cboe BZX Exchange, Inc. (SPMV)	04/30/23
Invesco S&P 500 Momentum ETF	06/23/15	10/09/15	NYSE Arca, Inc. (SPMO)	04/30/23
Invesco S&P 500 QVM Multi-factor ETF	06/24/21	06/30/21	NYSE Arca, Inc. (QVML)	04/20/23
Invesco S&P 500 Revenue ETF	12/12/18	05/24/19	NYSE Arca, Inc. (RWL)	04/30/23
Invesco S&P 500 Enhanced Value ETF	06/23/15	10/09/15	NYSE Arca, Inc. (SPVU)	04/30/23
Invesco S&P® Emerging Markets Momentum ETF	12/13/11	02/06/12	NYSE Arca, Inc. (EEHB)	04/30/23
Invesco S&P® Emerging Markets Low Volatility ETF	12/13/11	01/13/12	NYSE Arca, Inc. (EELV)	04/30/23

2022.09.15-ETF Trust II - AR Master Distribution Agr-Schedule

Portfolio	Initial Board Approval Date	Initial Effective Date	Exchange and Ticker	Termination Date
Invesco S&P Global Water Index ETF	12/19/17	04/06/18	NYSE Arca, Inc. (CGW)	04/30/23
Invesco S&P® International Developed Momentum ETF	12/13/11	02/06/12	NYSE Arca, Inc. (IDHB)	04/30/23
Invesco S&P® International Developed Quality ETF	04/20/07	06/13/07	NYSE Arca, Inc. (IDHQ)	04/30/23
Invesco S&P® International Developed Low Volatility ETF	12/13/11	01/13/12	NYSE Arca, Inc. (IDLV)	04/30/23
Invesco S&P MidCap 400 QVM Multi-factor ETF	06/24/21	06/30/21	NYSE Arca, Inc. (QVMM)	04/20/23
Invesco S&P MidCap 400 Revenue ETF	12/12/18	05/24/19	NYSE Arca, Inc. (RWK)	04/30/23
Invesco S&P MidCap Low Volatility ETF	12/16/10	12/15/13	NYSE Arca, Inc. (XMLV)	04/30/23
Invesco S&P SmallCap 600 QVM Multi-factor ETF	06/24/21	06/30/21	NYSE Arca, Inc. (QVMS)	04/20/23
Invesco S&P SmallCap 600 Revenue ETF	12/12/18	05/24/19	NYSE Arca, Inc. (RWJ)	04/30/23
Invesco S&P® SmallCap Consumer Discretionary ETF	03/23/10	04/07/10	The Nasdaq Stock Market (PSCD)	04/30/23
Invesco S&P® SmallCap Consumer Staples ETF	03/23/10	04/07/10	The Nasdaq Stock Market (PSCC)	04/30/23
Invesco S&P® SmallCap Energy ETF	03/23/10	04/07/10	The Nasdaq Stock Market (PSCE)	04/30/23
Invesco S&P® SmallCap Financials ETF	03/23/10	04/07/10	The Nasdaq Stock Market (PSCF)	04/30/23
Invesco S&P® SmallCap Health Care ETF	03/23/10	04/07/10	The Nasdaq Stock Market (PSCH)	04/30/23
Invesco S&P SmallCap High Dividend Low Volatility ETF	09/29/16	12/01/16	Cboe BZX Exchange, Inc. (XSHD)	04/30/23
Invesco S&P® SmallCap Industrials ETF	03/23/10	04/07/10	The Nasdaq Stock Market (PSCI)	04/30/23
Invesco S&P® SmallCap Information Technology ETF	03/23/10	04/07/10	The Nasdaq Stock Market (PSCT)	04/30/23
Invesco S&P International Developed High Dividend Low Volatility ETF	09/29/16	12/01/16	Cboe BZX Exchange, Inc. (IDHD)	04/30/23
Invesco S&P SmallCap Low Volatility ETF	12/16/10	12/15/13	NYSE Arca, Inc. (XSLV)	04/30/23
Invesco S&P® SmallCap Materials ETF	03/23/10	04/07/10	The Nasdaq Stock Market (PSCM)	04/30/23

2022.09.15-ETF Trust II - AR Master Distribution Agr-Schedule

Portfolio	Initial Board Approval Date	Initial Effective Date	Exchange and Ticker	Termination Date
Invesco S&P SmallCap Quality ETF	03/07/17	04/06/17	Cboe BZX Exchange, Inc. (XSHQ)	04/30/23
Invesco S&P® SmallCap Utilities & Communication Services ETF	03/23/10	04/07/10	The Nasdaq Stock Market (PSCU)	04/30/23
Invesco S&P Ultra Dividend Revenue ETF	12/12/18	05/24/19	NYSE Arca, Inc. (RDIV)	04/30/23
Invesco Senior Loan ETF	01/18/11	03/03/11	NYSE Arca, Inc. (BKLN)	04/30/23
Invesco Solar ETF	12/19/17	05/18/18	NYSE Arca, Inc. (TAN)	04/30/23
Invesco Taxable Municipal Bond ETF	09/24/09	11/17/09	NYSE Arca, Inc. (BAB)	04/30/23
Invesco Treasury Collateral ETF	09/29/16	01/12/17	NYSE Arca, Inc. (CLTL)	04/30/23
Invesco VRDO Tax-Free ETF	10/02/07	11/14/07	NYSE Arca, Inc. (PVI)	04/30/23
Invesco Variable Rate Preferred ETF	03/04/14	05/01/14	NYSE Arca, Inc. (VRP)	04/30/23

INVESCO EXCHANGE-TRADED FUND TRUST II

By:	/s/ Anna Paglia
	Name:	Anna Paglia
	Title	President & Principal Executive Officer

INVESCO DISTRIBUTORS, INC.

By:	/s/ Nicole Filingeri
	Name:	Nicole Filingeri
	Title:	Vice President

2022.09.15-ETF Trust II - AR Master Distribution Agr-Schedule